EXHIBIT 99.2

Supplemental Financial Information
March 31, 2009
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Condensed Consolidated Statements of Income	2
Condensed Consolidated Balance Sheets	3
Summary Operating Data	4 - 5
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Fee Income From Real Estate Joint Ventures and Partnerships
Property
Net Operating Income including Joint Ventures
Joint Venture Reporting	6 - 9
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships
Summary Balance Sheet Information	10
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	11 - 12
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	13 - 14
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	15 - 37
Property Investment Summary
New Development Properties (by Stabilization)
Land Held for Development
Disposition Summary
Total Net Operating Income at Pro rata Share by Geographic Region
Average Base Rents by CBSA
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of March 31, 2009, we owned or operated under long-term leases, interests in 382 developed income-producing properties and 25 new development properties (including 16 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 323 shopping centers, 81 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 46.8 million square feet of leasable area.  Our properties were 91.5% leased as of March 31, 2009, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Condensed Consolidated Statements of Income and Comprehensive Income
(in thousands, except per share amounts)
(as reported)

		Three Months Ended
		March 31,		Twelve Months Ended December 31,
		2009	2008	2008	2007	2006	2005

Revenues:
Rentals, net		$145,192	$148,785	$598,746	$568,151	$514,346	$465,486
Other		4,069	2,717	13,965	13,259	6,737	6,134
Total		149,261	151,502	612,711	581,410	521,083	471,620

Expenses:
Depreciation and amortization		38,848	42,497	155,440	127,562	116,887	106,385
Operating		24,084	26,184	117,945	103,257	85,297	70,731
Ad valorem taxes, net		18,459	17,777	72,591	66,250	60,214	54,267
General and administrative		6,000	6,854	25,761	26,979	23,801	17,379
Impairment loss				52,539
Total		87,391	93,312	424,276	324,048	286,199	248,762

Operating Income		61,870	58,190	188,435	257,362	234,884	222,858
Interest Expense, net		(39,557)	(37,538)	(156,807)	(156,745)	(148,558)	(129,160)
Interest and Other Income, net		1,264	1,049	4,334	8,486	9,044	2,850
Gain on Redemption of Convertible Senior Unsecured Notes				12,961
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)		3,662	5,247	12,196	19,853	14,655	6,610
Gain on Land and Merchant Development Sales		14,122	519	8,342	16,385	7,166	804
Benefit (Provision) for Income Taxes		(4,964)	(747)	10,164	(4,073)	(1,366)
Income from Continuing Operations		36,397	26,720	79,625	141,268	115,825	103,962
Operating Income from Discontinued Operations		180	2,060	4,250	11,325	24,428	33,986
Gain on Sale of Property from Discontinued Operations		739	8,370	68,722	83,659	145,494	65,459
Income from Discontinued Operations		919	10,430	72,972	94,984	169,922	99,445
Gain on Sale of Property		6,494	12	1,998	4,086	22,493	22,306
Net Income		43,810	37,162	154,595	240,338	308,240	225,713
Less:	Net Income Attributable to Noncontrolling Interests	(1,795)	(1,826)	(8,943)	(10,237)	(6,414)	(6,060)
Net Income Adjusted for Noncontrolling Interests		42,015	35,336	145,652	230,101	301,826	219,653
Preferred Share Dividends		(8,869)	(8,618)	(34,711)	(25,375)	(10,101)	(10,101)
Redemption Costs of Preferred Shares				(1,850)
Net Income Available to Common Shareholders		$33,146	$26,718	$109,091	$204,726	$291,725	$209,552
Earnings Per Common Share - Basic		$0.38	$0.32	$1.29	$2.39	$3.33	$2.35
Earnings Per Common Share - Diluted		$0.38	$0.32	$1.28	$2.35	$3.24	$2.31

(a) See Page 7 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Note:  Prior periods have been restated to conform to the current year presentation for the adoption of FSP APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement)" and SFAS 160, "Noncontrolling Interests in Consolidatd Financial Statements--an amendment of ARB No. 51."

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	March 31,	December 31,
	2009	2008
ASSETS

Property	$4,915,778	$4,915,472
Accumulated Depreciation	(832,698)	(812,323)
Property Held for Sale, net	7,173
Property, net	4,090,253	4,103,149

Investment in Real Estate Joint Ventures and Partnerships, net (a)	358,353	357,634
Total	4,448,606	4,460,783

Notes Receivable from Real Estate Joint Ventures and Partnerships	249,553	232,544
Unamortized Debt and Lease Costs, net	116,138	119,464
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $12,365 in 2009 and $12,412 in 2008)	79,841	103,873
Cash and Cash Equivalents	118,260	58,946
Restricted Deposits and Mortgage Escrows	13,346	33,252
Other, net	86,780	105,350
Total	$5,112,524	$5,114,212

LIABILITIES AND EQUITY

Debt, net	$3,169,700	$3,148,636
Accounts Payable and Accrued Expenses	145,846	179,432
Other, net	90,257	90,461
Total	3,405,803	3,418,529

Commitments and Contingencies	41,000	41,000

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2009 and 2008; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2009 and 2008; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2009 and 2008; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 87,406 in 2009 and 87,102 in 2008	2,634	2,625
Accumulated Additional Paid-In Capital	1,518,910	1,514,940
Net Income Less Than Accumulated Dividends	(49,987)	(37,245)
Accumulated Other Comprehensive Loss	(29,057)	(29,676)
Shareholders' Equity	1,442,508	1,450,652
Noncontrolling Interest	223,213	204,031
Total Equity	1,665,721	1,654,683
Total	$5,112,524	$5,114,212

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 7 for additional information.

Note: The prior period has been restated to conform to the current year presentation for the adoption of FSP APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" and SFAS 160, "Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51."

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2009	2008
Funds from Operations
Numerator:
Net income available to common shareholders	$33,146	$26,718
Depreciation and amortization	37,163	42,302
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,140	2,540
Gain on sale of property	(7,229)	(7,736)
Gain on sale of property of unconsolidated real estate joint ventures and partnerships	(4)	(14)
Funds from Operations - Basic	67,216	63,810
Funds from operations attributable to operating
Funds from operations attributable to operating partnership units
Funds from Operations - Diluted	$67,216	$63,810

Denominator:
Weighted average shares outstanding - Basic	86,979	83,679
Effect of dilutive securities:
Share options and awards	352	488
Operating partnership units
Weighted average shares outstanding - Diluted	87,331	84,167

Funds from Operations per Share - Basic	$0.77	$0.76

Funds from Operations Per Share - Diluted	$0.77	$0.76

Growth in Funds from Operations per Share - Diluted		1.3%

Dividends
Common Dividends per Share ***	$0.525	$0.525

Common Dividends Paid as a % of Funds from Operations	68.3%	69.0%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.0%	4.5%

General and Administrative Expenses/Total Assets before Depreciation	0.10%	0.12%

Net Operating Income *
Same Property NOI Growth: **
Cash Basis
Retail	-2.5%	0.7%
Industrial	-2.8%	1.8%
Total	-2.6%	0.8%

*
Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Pro rata Share").

**	Same Property NOI Growth excludes the effect of lease cancellation income and straight-line rent adjustments, but does include provisions for uncollectible amounts and related recoveries.

***	On April 27, 2009, our Board of Trust Managers authorized a reduction in our quarterly dividend from an annual rate of $2.10 to $1.00 commencing with the second quarter 2009 distribution.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition.

Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended
	March 31,
	2009	2008
Rentals, net
Base minimum rent, net	$111,934	$113,117
Straight line rent	1,976	2,667
Over/Under-market rentals, net	837	890
Percentage rent	999	1,467
Tenant reimbursements	29,446	30,644
Total	$145,192	$148,785

	Three Months Ended
	March 31,
	2009	2008
Interest Expense, net
Interest paid or accrued	$43,871	$44,317
Over-market mortgage adjustment	(1,117)	(1,601)
Gross interest expense	42,754	42,716
Less:
Capitalized interest	(3,197)	(5,178)
Interest expense, net	$39,557	$37,538

	Three Months Ended
	March 31,
	2009	2008
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,717	$1,632
Non-Recurring	63	-
Total	$1,780	$1,632

	March 31,	December 31,
	2009	2008
Property
Land	$952,165	$964,982
Land held for development	117,767	118,078
Land under development	94,174	101,587
Buildings and improvements	3,522,639	3,488,385
Construction in-progress	229,033	242,440
Total	$4,915,778	$4,915,472

	Three Months Ended
	March 31,
	2009	2008
Net Operating Income including Joint Ventures
Revenues	$149,261	$151,502
Operating expense	(24,084)	(26,184)
Ad valorem taxes	(18,459)	(17,777)
Total	106,718	107,541

Net Operating Income from Discontinued Operations	244	3,068

Prorata Share of Unconsolidated Joint Ventures
Revenues	13,423	10,680
Operating expense	(2,170)	(1,756)
Ad valorem taxes	(1,797)	(1,310)
Total	9,456	7,614

Minority Interests Share of Net Operating Income and Other Adjustments	(5,481)	(1,160)

Net Operating Income including Joint Ventures	$110,937	$117,063

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended
	March 31,
	2009	2008

Revenues:
Base minimum rent, net	$30,447	$27,913
Straight line rent	780	744
Over/Under-market rentals, net	1,971	1,406
Percentage rent	172	204
Tenant reimbursements	7,907	7,844
Other income	1,625	562
Total	42,902	38,673

Expenses:
Depreciation and amortization	13,076	8,618
Interest, net	7,019	3,921
Operating	7,099	6,263
Ad valorem taxes, net	5,563	4,788
General and administrative	1,294	265
Total	34,051	23,855

Gain on land and merchant development sales		495
Gain on sale of property	11	38
Net income	$8,862	$15,351

	March 31,	December 31,
	2009	2008
ASSETS

Property	$1,976,072	$1,951,771
Accumulated depreciation	(139,978)	(129,227)
Property, net	1,836,094	1,822,544

Other assets, net	240,978	256,688

Total	$2,077,072	$2,079,232

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$469,218	$472,486
Amounts payable to Weingarten Realty Investors	264,126	248,969
Other liabilities, net	148,520	149,265
Accumulated equity	1,195,208	1,208,512

Total	$2,077,072	$2,079,232

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended
	March 31,
	2009	2008

Revenues:
Base minimum rent, net	$9,399	$7,910
Straight line rent	278	234
Over/Under-market rentals, net	409	262
Percentage rent	61	63
Tenant reimbursements	2,516	2,233
Other income (loss)	760	(22)
Total	13,423	10,680

Expenses:
Depreciation and amortization	4,140	2,540
Interest, net	2,358	813
Operating	2,170	1,756
Ad valorem taxes, net	1,797	1,310
General and administrative	579	83
Total	11,044	6,502

Gain on land and merchant development sales		182
Gain on sale of property	4	14

Net income **	$2,383	$4,374

	March 31,	December 31,
	2009	2008
ASSETS

Property	$605,222	$593,923
Accumulated depreciation	(52,071)	(48,476)
Property, net	553,151	545,447

Other assets, net	98,778	104,439
Total	$651,929	$649,886

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$163,310	$164,699
Amounts payable to Weingarten Realty Investors	124,371	117,150
Other liabilities, net	63,075	63,320
Total	350,756	345,169

Accumulated equity	301,173	304,717

Total	$651,929	$649,886

		Three Months Ended
		March 31,
		2009	2008

**	Net income from unconsolidated real estate joint ventures and partnerships	$2,383	$4,374
	Intercompany fee income reclass	1,348	1,248
	Other adjustments	(69)	(375)
	Equity in earnings of real estate joint ventures and partnerships, net	$3,662	$5,247

Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.  Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2009
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$334,777	$-	20.0%	$-	$64,507	$530
AEW SRP, LLC	10	895	170,460	104,986	25.0%	26,246	13,831	39
Collins	8	1,100	158,298	30,949	50.0%	15,474	56,809	520
AEW - Institutional Client	6	523	135,418	69,443	20.0%	13,889	12,436	340
BIT Retail	3	715	158,656	-	20.0%	-	31,047	303
BIT Investment Thirty-Six, LP	12	4,068	227,825	24,566	20.0%	4,913	34,085	161
Eagle AN, LP	7	2,050	52,979	34,993	20.0%	6,999	0	23

Other	29	4,120	838,659	204,281	46.9%	95,788	145,638	1,746

Total	82	14,729	$2,077,072	$469,218	28.3%	$163,310	$358,353	$3,662

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
March 31, 2009
(In Thousands)

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	-	$-	-	-
AEW SRP, LLC	7	104,986	5.7%	6.8
Collins	2	30,949	6.2%	12.3
AEW - Institutional Client	6	69,443	5.7%	4.9
BIT Retail	-	-	-	-
BIT Investment Thirty-Six, LP	4	24,566	6.4%	2.6
Eagle AN, LP	1	34,993	8.1%	1.4

Other	8	128,527	5.6%	8.0

Total	28	$393,464	6.0%	6.3

Schedule of Maturities

	At 100%		At WRI Share
	Maturities	Average Interest Rate	Maturities	Average Interest Rate

2009	$-	-	$-	-
2010 (1)	44,147	7.4%	9,840	6.9%
2011	13,286	7.3%	6,776	7.3%
2012	15,370	6.1%	3,074	6.1%
2013	47,603	6.1%	16,703	5.9%
2014	53,920	5.9%	12,106	5.9%
2015	37,219	5.3%	7,864	5.3%
2016	99,710	5.7%	30,537	5.7%
2017	44,540	5.6%	19,715	5.6%
Thereafter	37,669	5.6%	18,834	5.6%
Total	$393,464	6.0%	$125,449	5.9%

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million), maturing in 2010

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2009	2008

Common Share Data
Closing Market Price	$9.52	$20.69

Dividend Yield	22.06%	10.15%

90-Day, Average Daily Trading Volume	1,349,267	1,290,339

Capitalization (As reported)
Debt	$3,169,700	$3,148,636
Preferred Shares	497,500	497,500
Common Shares at Market	832,105	1,802,140
Operating Partnership Units at Market	20,478	45,559
Total Market Capitalization	$4,519,783	$5,493,835

Debt to Total Market Capitalization	70.1%	57.3%

Capitalization (Pro rata)
Debt	$3,120,855	$3,108,982
Preferred Shares	497,500	497,500
Common Shares at Market	832,105	1,802,140
Operating Partnership Units at Market	20,478	45,559
Total Market Capitalization	$4,470,938	$5,454,181

Debt to Total Market Capitalization	69.8%	57.0%

Capital Availability
Unused Portion of $575 MM Revolver	$156,923	$181,943
Shelf Registration (1)- $125 MM Effective December 2008	$125,000

Total	$281,923	$181,943

Credit Ratings	S&P	Moody's

Senior Debt	BBB	Baa2
Preferred Shares	BB+	Baa3

(1)
Effective December 8, 2008, an automatic open shelf registration was filed, allowing us to issue various securities over the next three years as determined by the market. On March 12, 2009, under this shelf, we entered into a sales agreement with Merrill Lynch, relating to our common shares, having an aggregate sales price of up to $125,000,000. As of 3/31/09, no shares have been issued for this sales agreement.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

			1st Quarter			4th Quarter
	March 31,		Weighted	December 31,		Weighted
	2009		Average Rate	2008		Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$997,764		5.96%	$1,003,709		6.37%
7% 2011 Bonds	200,000		7.00%	200,000		7.00%
3.95% Convertible Bonds (2)	516,376		3.95%	514,298		3.95%
Unsecured Notes Payable	1,014,567		5.77%	1,014,567		5.77%
Revolving Credit Agreements (3)	408,000		1.28%	383,000		2.55%
Industrial Revenue Bonds	3,268		2.22%	3,337		3.44%
Obligations under Capital Leases	29,725		5.49%	29,725		5.98%
Total Debt - As Reported	3,169,700		5.09%	3,148,636		5.31%
Less: Noncontrolling Interest	(212,155)			(204,353)
Plus: WRI Share of Unconsolidated Joint Ventures	163,310			164,699
Total Debt - Pro rata Share	$3,120,855		5.17%	$3,108,982		5.31%

	March 31,			December 31,
	2009		% of Total	2008		% of Total
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,641,884		84.7%	$2,659,268		85.5%
Variable-rate debt	478,971		15.3%	449,714		14.5%
Total	$3,120,855		100.0%	$3,108,982		100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
Secured Debt	$939,699		30.1%	$992,491		31.9%
Unsecured Debt	2,181,156		69.9%	2,116,491		68.1%
Total	$3,120,855		100.0%	$3,108,982		100.0%

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.02	x		1.99	x
Interest Coverage	2.41	x		2.37	x
Debt Service Coverage	2.34	x		2.31	x

	As		Pro rata
	Reported		Share
Weighted Average Interest Rates (1)
Three months ended 03/31/09	5.09%		5.17%
Twelve months ended 12/31/08	5.54%		5.53%

(1)			Weighted average interest rates exclude the effects of FAS 141, discounts on convertible bonds, and loan costs related to financing.

(2)			The convertible bonds mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)			Weighted average revolving interest rate excluding the effect of the commitment fee was 1.05% in first quarter 2009 and 2.34% in fourth quarter 2008.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at March 31, 2009

	As Reported		Pro rata Share
	Maturities	Rate (6)	Maturities	Rate (6)	Floating Rate	Fixed Rate
2009 (1)	91,834	6.48%	88,083	6.55%	12,269	75,814
2010 (2)	128,613	6.43%	138,970	6.45%	2,429	136,541
2011 (3)	303,412	6.76%	310,290	6.75%	488	309,802
2012	334,701	5.51%	337,612	5.53%	679	336,933
2013	413,440	5.75%	306,836	5.65%	841	305,995
2014	374,611	5.36%	385,962	5.37%	3,102	382,860
2015	249,780	6.06%	213,493	5.56%	1,124	212,369
2016	147,123	6.27%	176,795	5.78%	1,296	175,499
2017	29,391	6.90%	33,580	6.43%	1,456	32,124
2018	54,007	8.28%	30,914	5.54%	1,553	29,361
Thereafter (3)	609,636	4.39%	647,864	4.10%	29,239	618,625
Subtotal	2,736,548		2,670,399		54,476	2,615,923

Revolvers (4)	408,000	1.28%	408,000	1.28%	408,000
Other (5)	25,152		42,456		(33,505)	75,961
Swap Maturities:
2014					50,000	(50,000)

Total	$3,169,700	5.09%	$3,120,855	5.17%	$478,971	$2,641,884

(1)	Includes $2.4 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3)	Thereafter includes $537.2 million of Convertible debt maturing in 2026 which has a 5 year call and put option in 2011.
(4)	Includes the effect of the commitment fee.
(5)
Other includes capital leases, FAS 141 adjustment, market value of swaps and discounts on convertible bonds. Our pro rata share calculation also includes bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(6)	Weighted average interest rates exclude the effects of FAS 141, discounts on convertible bonds, and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Pro rata Share
(in thousands, except percentages and # of units)

				% of
				Pro rata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	30	2.10%	1,459

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	33	1.68%	803

3	ROSS STORES, INC.	Ross Dress for Less	34	1.66%	765

4	HOME DEPOT, INC.		7	1.25%	806

5	SAFEWAY, INC.	Safeway, Randalls, Von's	19	1.21%	806

6	PUBLIX SUPER MARKETS, INC.		23	1.16%	730

7	OFFICE DEPOT, INC.		26	1.09%	525

8	PETSMART, INC.		20	0.98%	364

9	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.87%	297

10	BLOCKBUSTER VIDEO		49	0.84%	223

11	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	11	0.78%	232

12	PETCO ANIMAL SUPPLIES, INC.		22	0.75%	251

13	STAPLES		14	0.72%	303

14	BED BATH & BEYOND, INC.		19	0.67%	356

15	WHOLE FOODS		6	0.65%	218

16	RALEY'S	Raley's Bel Air Markets	6	0.64%	331

17	H E BUTT GROCERY		6	0.64%	291

18	OFFICE MAX INC.		11	0.61%	250

19	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	32	0.61%	291

20	HARRIS TEETER		7	0.61%	287

21	TOYS 'R' US		9	0.58%	312

22	BEST BUY, INC.		10	0.57%	225

23	FOOD LION		9	0.48%	335

24	ANNA'S LINENS		18	0.48%	175

25	24 HOUR FITNESS INC.		5	0.45%	115

	Total		445	22.11%	10,750

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, pro rata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Pro rata		Pro rata		Pro rata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2009	6.07%	6.60%	15.63%	14.86%	8.50%	7.56%
2010	13.11%	14.30%	18.80%	19.29%	14.56%	14.89%
2011	14.59%	15.43%	12.98%	14.82%	14.18%	15.36%
2012	12.19%	13.18%	13.62%	14.16%	12.55%	13.29%
2013	13.19%	13.44%	14.17%	14.54%	13.44%	13.57%
2014-2018	24.57%	24.14%	23.23%	20.49%	24.23%	23.72%
2019-2028	15.56%	12.20%	1.56%	1.84%	12.01%	10.98%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
March 31, 2009
Retail		238	892	9.3%
Industrial		34	709	8.6%
Total		272	1,602	9.2%

Three Months Ended
March 31, 2008
Retail		239	1,086	16.3%
Industrial		49	643	10.5%
Total		288	1,729	15.3%

Note: Increase in base rent percent now reflects the effect of straight line rent.

Average Minimum Rent per Square Foot

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008

Retail	$13.24	$13.16	$13.05	$12.96	$12.73
Industrial	$5.00	$4.98	$4.92	$4.91	$4.92

Occupancy	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008

Shopping Center Portfolio	91.7%	93.0%	94.5%	94.2%	94.8%
Industrial Portfolio	90.9%	91.6%	91.4%	91.9%	90.7%
Total Portfolio	91.5%	92.6%	93.7%	93.6%	93.7%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at pro rata share)

					Remodels/
Property Investment Summary					Existing
		New	Major	Tenant	Development		Leasing/	All
	Acquisitions	Development	Repairs	Finish	(1)		Broker Fees	Other	Total

Three Months Ended 3/31/2009	$0	$24,063	$1,631	$2,903	$3,165		$5,010	$904	$37,675
Year Ended 12/31/2008	2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793
Year Ended 12/31/2007	565,427	218,239	18,236	29,928	20,751		21,345	13,356	887,282
Year Ended 12/31/2006	602,987	166,999	14,338	27,233	2,724		20,820	2,799	837,901

(1) Primarily incremental investment on properties formerly classified as new development
(2) Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development

Weingarten Realty Investors
New Development Properties (By Stabilization)
(in thousands at pro rata share, except percentages)

					Total Square				Spent
					Feet of		Percent		Year-	Spent	Total Estimated			Est.
				WRI	Building		Leased (1)		To-	Inception	Investment (2)			Final	Estimated
				Own	Area (1)		Net @		Date	to	WRI	Gross		ROI	Stabilized
	Center Name	Location	Anchors	%	(Gross)	Net	100%	Gross	2008	Date	Costs	Costs		%	Date
1	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.00%	47	42	100.0%	89.4%	$1,514	$10,547	$10,804	$10,804			2Q'09
2	Market at Sharyland Place*	Mission, Texas	Wal-Mart #, Kohl's,	50.00%	313	56	84.9%	94.6%	16	2,470	3,031	6,062			3Q'09
3	Jess Ranch Marketplace Phase II*	Apple Valley (Los Angeles), California	Winco #	50.00%	308	107	89.9%	93.0%	46	17,240	19,286	38,572			4Q'09
4	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer, Packaging Corp. of America	100.00%	359	359	28.3%	28.3%	2,080	15,434	19,047	19,047			4Q'09
5	Phillips Crossing	Orlando, Florida	Golf Galaxy, Whole Foods, Michael's	100.00%	146	146	86.2%	86.2%	1,620	27,674	27,624	27,624			4Q'09
	Total 2009 Stabilizations				1,173	711	63.8%	72.6%	$5,277	$73,365	$79,792	$102,109
1	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.00%	260	23	59.0%	87.1%	5	4,750	4,560	9,119			2010
2	Phillips Village	Orlando, Florida	Wal-Mart #	100.00%	286	66	44.1%	87.0%	-33	13,571	14,855	14,855			2010
3	Waterford	Leland (Wilmington), North Carolina	Harris Teeter	75.00%	110	67	76.1%	66.8%	441	10,948	11,062	14,750			2010
4	Clermont Landing*	Clermont (Orlando), Florida	JC Penney #, Epic Theater #	55.00%	366	103	62.6%	79.1%	2,375	18,146	19,085	34,700			2010
5	Gardens on Havana Phase 1*	Aurora (Denver), Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.80%	419	167	79.1%	79.1%	2,601	15,925	16,188	40,683			2010
6	Riverpoint at Sheridan Phase 1*	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.00%	530	91	52.3%	80.2%	2,766	21,352	24,375	48,750			2010
7	Mohave Crossroads Phase 1	Bullhead City, Arizona	Target #, Kohl's #, Marshall's, Bed Bath, Staples	100.00%	394	193	78.5%	89.5%	352	39,265	43,927	43,927			2010
8	The Shoppes at Parkwood Ranch Phase 1	Mesa (Phoenix), Arizona	Hobby Lobby, Dollar Tree	100.00%	107	93	77.5%	80.5%	2,255	12,809	15,873	15,873			2010
9	Ridgeway Trace Center Phase 1	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.00%	249	111	64.4%	84.1%	684	24,429	39,248	39,248			2010
10	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles), California	Cinemark, Best Buy, Bed Bath, 24 Hour Fitness	50.00%	195	97	80.3%	80.3%	1,680	18,983	24,092	48,184			2010
	Total 2010 Stabilizations				2,916	1,012	70.8%	82.3%	$13,124	$180,177	$213,265	$310,089
1	The Shoppes at Parkwood Ranch Phase 2	Mesa (Phoenix), Arizona	Hobby Lobby, Dollar Tree	100.00%	15	15	0.0%	0.0%	420	2,099	3,449	3,449			2011
2	Gateway Station	Ft. Worth, Texas	Kohl's #, Best Buy #, Michaels #, Ross #, Conn's	70.00%	523	65	41.7%	89.6%	125	7,332	10,927	15,610			2011
3	Westover Square	San Antonio, Texas	All Pad Site	67.00%	70	0	0.0%	0.0%	1	2,689	0	0	(3)		2011
4	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	75.00%	110	55	67.1%	47.9%	49	3,574	6,823	9,097			2011
5	Gardens on Havana Phase 2*	Aurora (Denver), Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.80%	96	38	7.7%	7.7%	466	4,315	5,989	15,052			2011
6	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.00%	62	62	0.0%	0.0%	252	10,902	18,303	18,303			2011
7	Epic Village Phase I - St. Augustine	St. Augustine, Florida	Epic Theatre #	70.00%	96	15	41.1%	63.4%	316	4,095	4,313	6,161			2011
8	300 West Town Center*	Salt Lake City, Utah	Target #	31.80%	247	26	0.0%	66.6%	226	4,435	6,876	21,624			2011
	Total 2011 Stabilizations				1,218	276	23.5%	61.9%	$1,855	$39,442	$56,679	$89,295
1	North Towne Plaza	Brownsville, Texas	Lowe's #	75.00%	299	103	0.0%	39.1%	1,186	12,346	19,168	25,557			2012
2	Westwood Center	San Antonio, Texas	Wal-Mart #	100.00%	321	88	2.8%	68.9%	-747	15,224	15,987	15,987			2012
3	Mohave Crossroads Phase 2	Bullhead City, Arizona	Target #, Kohl's #, Marshall's, Bed Bath, Staples	100.00%	31	31	0.0%	0.0%	77	4,687	5,640	5,640			2012
4	Tomball Marketplace	Tomball (Houston), Texas	Academy #	100.00%	356	250	14.5%	34.1%	1,597	32,077	47,201	47,201			2012
5	Palm Coast Landing at Town Center Phase 2*	Palm Coast, Florida	Target #	50.00%	78	0	0.0%	0.0%	1,430	6,563	0	0	(3)		2012
6	The Shoppes at Wilderness Oaks	San Antonio, Texas	All Pad Site	100.00%	84	44	0.0%	0.0%	160	12,020	8,233	8,233	(4)		2012
7	Riverpoint at Sheridan Phase 2*	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.00%	249	124	0.0%	0.0%	105	12,679	19,792	39,583			2012
	Total 2012 Stabilizations				1,418	640	4.8%	32.4%	$3,807	$95,596	$116,021	$142,201
Total 25 Properties Under Development (exclusive of phasing)					6,726	2,639	49.2%	66.4%	$24,063	$388,580	$465,756	$643,694		8.1%
Total 25 New Development Properties (exclusive of phasing)					6,726	2,639	49.2%	66.4%	$24,063	$388,580	$465,756	$643,694		8.1%

*	Unconsolidated Joint Venture
#	Denotes anchors that are not owned by Weingarten
(1)
Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other.  WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area

(2)	Net of expected proceeds not yet received from anchor and pad sales
(3)	WRI will not have an investment interest after pad sale considerations
(4)	Total estimated costs are net of land sales
Note: Phased projects are counted as one project

Weingarten Realty Investors
As of March 31, 2009
in thousands, except acres

Land Held for Development

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

FM 1957 (Potranco Rd) and FM 211, San Antonio	50.0%	198.7
Rock Prairie Rd. at Hwy. 6, College Station	100.0%	82.0
South Fulton Parkway and SH 92, Union City - Atlanta	100.0%	81.6
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh	100.0%	79.9
Shary Road and US Hwy 83, Mission	50.0%	36.9
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	100.0%	13.2
Northwest Freeway at Gessner, Houston *	100.0%	4.9
West Loop North at Interstate 10, Houston *	100.0%	3.3
Citadel Plaza at 610 North Loop, Houston *	100.0%	3.1
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC	100.0%	24.0
FM 2920 and Future 249, Tomball - Houston	100.0%	8.4
Culebra Road and Westwood Loop, San Antonio	100.0%	9.3
Bear Valley Road at Jess Ranch Parkway, Apple Valley	50.0%	3.2
Bear Valley Road at Jess Ranch Parkway, Apple Valley	50.0%	10.3
Highway 17 and Highway 210, Surf City	75.0%	36.5
US Hwy 17 & US Hwy 74/76, Leland	75.0%	8.3
Decatur at 215 - Las Vegas	100.0%	25.3
Mississippi at Havana, Aurora - Denver	39.8%	9.6
Lon Adams Rd at Tangerine Farms Rd - Tuscan	50.0%	10.7
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando	100.0%	3.0
Other *	100.0%	32.2
Total Land Held Properties		684.5	$145,693	$116,800

* Represents land parcels held by WRI for many years that have never been reported as new development assets.
Note: Land costs account for $123.0 million of total investment at 100%, $95.7 million at pro rata share.

(1) Net of impairment adjustments made at 12/31/2008

Weingarten Realty Investors
Disposition Summary
(in thousands at pro rata share)

		Sq. Ft.
		of Bldg. Area	Date	Sales	Weighted Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Properties

New Boston Road Plaza	Texarkana, TX	99	3/26/09
Westland Fair Shopping Center - Wal-Mart and Lowe's	Las Vegas, NV	387	3/31/09

Total Operating Properties				$27,005	7.57%

Merchant Development

Westwood Center - McDonald's	San Antonio, TX		3/13/09
Mohave Crossroads - JP Morgan Chase Bank, NA	Bullhead City, AZ		3/30/09
Wyoming Mall - Wal-Mart	Albuquerque, NM		3/31/09

Total Merchant Development				$21,375

Total Operting Properties & Merchant Development				$48,380

Weingarten Realty Investors
Total Net Operating Income at Pro rata Share by Geographic Region (1)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2009	%	2008	%	2008	%	2007	%	2006	%	2005	%

Western Region
California	$12,656	12.3%	$12,306	10.9%	$51,176	12.1%	$50,503	11.3%	$50,074	12.1%	$47,868	12.2%
Nevada	8,437	8.2%	8,531	7.5%	34,360	8.0%	31,338	7.0%	27,796	6.7%	25,161	6.4%
Arizona	6,704	6.5%	6,242	5.5%	26,181	6.2%	23,192	5.2%	15,009	3.6%	14,965	3.8%
Colorado	2,665	2.6%	2,982	2.6%	10,779	2.5%	12,162	2.7%	13,488	3.3%	11,447	2.9%
New Mexico	2,729	2.6%	2,895	2.6%	11,355	2.7%	10,472	2.3%	11,394	2.8%	10,315	2.6%
Utah	909	0.9%	904	0.8%	3,614	0.9%	3,545	0.8%	3,231	0.8%	2,926	0.7%
Oregon	341	0.3%	358	0.3%	1,385	0.3%	929	0.2%	46	0.0%	-	0.0%
Washington	295	0.3%	304	0.3%	1,193	0.3%	1,295	0.3%	251	0.1%	-	0.0%
Total Western Region	34,736	33.7%	34,521	30.5%	140,044	33.0%	133,437	29.8%	121,289	29.4%	112,683	28.6%

Central Region
Texas	$30,336	29.4%	$38,374	33.9%	$124,407	29.3%	$154,800	34.7%	$154,473	37.4%	$157,357	40.0%
Louisiana	2,181	2.1%	2,873	2.5%	10,907	2.6%	12,831	2.9%	12,754	3.1%	13,600	3.5%
Kansas	471	0.5%	454	0.4%	1,949	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%
Arkansas	752	0.7%	711	0.6%	3,006	0.7%	3,028	0.7%	3,505	0.8%	3,855	1.0%
Mississippi	-	0.0%	-	0.0%	(0)	0.0%	(0)	0.0%	(6)	0.0%	956	0.2%
Illinois	757	0.7%	785	0.7%	3,129	0.7%	2,378	0.5%	2,985	0.7%	2,870	0.7%
Missouri	343	0.3%	306	0.3%	1,182	0.3%	1,439	0.3%	2,193	0.5%	2,827	0.7%
Oklahoma	240	0.2%	249	0.2%	955	0.2%	1,009	0.2%	3,002	0.7%	3,616	0.9%
Total Central Region	35,080	33.9%	43,752	38.6%	145,536	34.3%	177,465	39.7%	182,621	44.1%	191,364	48.6%

Eastern Region
Florida	$17,364	16.9%	$17,743	15.7%	$70,335	16.5%	$67,400	15.2%	$56,601	13.8%	$46,076	11.8%
North Carolina	6,583	6.4%	6,730	5.9%	26,978	6.3%	27,027	6.1%	23,694	5.7%	19,749	5.1%
Virginia	762	0.7%	587	0.5%	2,551	0.6%	2,036	0.5%	-	0.0%	-	0.0%
South Carolina	71	0.1%	67	0.1%	276	0.1%	287	0.1%	242	0.1%	-	0.0%
Georgia	5,803	5.6%	6,293	5.6%	25,039	5.8%	23,929	5.4%	14,861	3.6%	12,119	3.1%
Tennessee	1,142	1.1%	1,825	1.6%	7,015	1.7%	6,964	1.6%	7,386	1.8%	5,967	1.5%
Kentucky	1,626	1.6%	1,658	1.5%	6,629	1.6%	6,787	1.5%	5,944	1.4%	4,719	1.2%
Maine	39	0.0%	24	0.0%	278	0.1%	381	0.1%	433	0.1%	538	0.1%
Total Eastern Region	33,390	32.4%	34,927	30.9%	139,101	32.7%	134,811	30.5%	109,161	26.5%	89,167	22.8%

Total Net Operating Income	$103,206	100.0%	$113,200	100.0%	$424,681	100.0%	$445,713	100.0%	$413,072	100.0%	$393,214	100.0%

(1)
The Net Operating Income at Pro rata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest.  Net Operating Income excludes the effect of lease cancellation income and straight-line rent adjustments.   Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail
West Region
Flagstaff, AZ	1	166	$10.52	126	$1,018	$8.07	37	$701	$18.80
Lake Havasu City-Kingman, AZ	1	149	$14.09	112	$1,297	$11.53	30	$712	$23.65
Phoenix-Mesa-Scottsdale, AZ	17	1,360	$14.33	722	$6,373	$8.82	507	$11,242	$22.16
Tucson, AZ	5	729	$13.11	436	$3,585	$8.22	187	$4,593	$24.51

Arizona	24	2,403	$13.67	1,397	$12,273	$8.78	762	$17,248	$22.63

Los Angeles-Long Beach et al, CA	3	584	$17.15	395	$5,591	$14.14	151	$3,782	$25.05
Madera, CA	1	85	$12.44	52	$488	$9.37	26	$488	$18.51
Modesto, CA	1	79	$15.06	47	$515	$10.84	29	$636	$21.98
Redding, CA	1	121	$17.15	65	$560	$8.67	51	$1,429	$27.82
Riverside et al, CA	4	608	$18.45	293	$3,281	$11.21	200	$5,806	$29.06
Sacramento--Arden et al, CA	5	630	$12.36	330	$1,751	$5.30	227	$5,133	$22.63
San Diego-Carlsbad et al, CA	2	157	$20.59	73	$739	$10.16	78	$2,369	$30.28
San Francisco-Oakland et al, CA	3	447	$21.01	246	$3,509	$14.28	163	$5,087	$31.13
San Jose-Sunnyvale et al, CA	2	146	$19.43	66	$423	$6.43	63	$2,072	$33.10
Santa Cruz-Watsonville, CA	1	150	$9.36	93	$466	$5.00	46	$836	$18.20
Santa Rosa-Petaluma, CA	1	199	$13.56	55	$393	$7.20	30	$761	$24.96
Vallejo-Fairfield, CA	3	364	$16.90	165	$1,214	$7.37	154	$4,174	$27.09

California	27	3,569	$16.62	1,879	$18,930	$10.07	1,219	$32,572	$26.72

Colorado Springs, CO	2	297	$9.10	243	$1,843	$7.59	50	$820	$16.54
Denver-Aurora, CO	9	791	$14.88	353	$3,312	$9.39	251	$5,677	$22.59

Colorado	11	1,088	$13.00	596	$5,155	$8.66	301	$6,497	$21.59

Las Vegas-Paradise, NV	11	2,238	$14.78	1,499	$15,809	$10.55	615	$15,431	$25.11

Nevada	11	2,238	$14.78	1,499	$15,809	$10.55	615	$15,431	$25.11

Albuquerque, NM	4	502	$15.22	250	$2,850	$11.39	163	$3,438	$21.09
Santa Fe, NM	1	250	$13.74	105	$1,120	$10.62	86	$1,508	$17.59

New Mexico	5	752	$14.75	356	$3,970	$11.16	249	$4,946	$19.88

Portland-Vancouver et al, OR-WA	3	120	$12.98	66	$559	$8.51	45	$880	$19.48

Oregon	3	120	$12.98	66	$559	$8.51	45	$880	$19.48

Provo-Orem, UT	1	30	$15.21	12	$158	$13.43	18	$298	$16.36
Salt Lake City, UT	2	276	$12.43	175	$1,771	$10.11	84	$1,457	$17.26

Utah	3	307	$12.72	187	$1,929	$10.32	103	$1,754	$17.10

Seattle-Tacoma-Bellevue, WA	4	82	$16.79	64	$938	$14.72	13	$357	$26.59

Washington	4	82	$16.79	64	$938	$14.72	13	$357	$26.59

Total West Region	88	10,559	$14.89	6,043	$59,564	$9.86	3,306	$79,686	$24.10

Central Region

Little Rock-N. Little Rock, AR	3	358	$8.74	298	$2,262	$7.59	48	$760	$15.97

Arkansas	3	358	$8.74	298	$2,262	$7.59	48	$760	$15.97

Chicago et al, IL-IN-WI	1	304	$11.40	268	$2,675	$9.97	21	$629	$29.37

Illinois	1	304	$11.40	268	$2,675	$9.97	21	$629	$29.37

Kansas City, MO-KS	1	135	$9.56	76	$601	$7.89	37	$476	$13.02
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00

Kansas	2	251	$10.42	192	$1,904	$9.92	37	$476	$13.02

Hammond, LA	1	226	$6.72	125	$465	$3.72	86	$955	$11.06
Lafayette, LA	2	154	$10.42	57	$479	$8.41	76	$908	$11.92
Lake Charles, LA	4	458	$6.97	321	$1,729	$5.38	96	$1,181	$12.33

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Monroe, LA	1	141	$5.47	87	$293	$3.37	50	$454	$9.12
New Orleans-Metairie-Kenner, LA	1	156	$15.04	78	$772	$9.87	75	$1,533	$20.41
Shreveport-Bossier City, LA	1	46	$16.18	27	$357	$13.43	14	$303	$21.34

Louisiana	10	1,183	$8.63	695	$4,094	$5.89	397	$5,335	$13.42

St. Louis, MO-IL	2	229	$9.87	130	$1,148	$8.82	53	$659	$12.45

Missouri	2	229	$9.87	130	$1,148	$8.82	53	$659	$12.45

Oklahoma City, OK	2	172	$7.58	83	$406	$4.91	52	$615	$11.80

Oklahoma	2	172	$7.58	83	$406	$4.91	52	$615	$11.80

Amarillo, TX	3	219	$11.17	65	$478	$7.36	133	$1,729	$13.03
Beaumont-Port Arthur, TX	8	413	$9.36	159	$754	$4.74	131	$1,960	$15.01
College Station-Bryan, TX	1	107	$10.77	86	$923	$10.74	15	$164	$10.95
Corpus Christi, TX	2	490	$12.85	245	$2,333	$9.51	189	$3,246	$17.18
Dallas-Fort Worth-Arlington, TX	9	1,213	$12.56	569	$5,225	$9.19	422	$7,218	$17.12
Houston-Baytown-Sugar Land, TX	60	4,605	$13.23	2,572	$23,711	$9.22	1,495	$30,099	$20.14
Killeen-Temple-Fort Hood, TX	1	115	$11.85	98	$1,033	$10.52	15	$307	$20.62
Laredo, TX	2	377	$14.06	260	$3,024	$11.65	100	$2,031	$20.32
Lubbock, TX	2	182	$8.52	143	$955	$6.67	36	$574	$15.82
Lufkin, TX	1	248	$6.81	205	$1,069	$5.22	32	$542	$17.01
McAllen-Edinburg-Pharr, TX	7	475	$11.68	372	$3,604	$9.69	85	$1,735	$20.32
Rio Grande City, TX	1	88	$11.33	76	$788	$10.42	12	$203	$17.09
San Antonio, TX	7	566	$11.93	363	$3,151	$8.69	167	$3,166	$18.97
Tyler, TX	1	60	$7.81	33	$212	$6.35	21	$209	$10.18

Texas	105	9,160	$12.41	5,245	$47,261	$9.01	2,851	$53,184	$18.65

Total Central Region	125	11,656	$11.71	6,911	$59,750	$8.65	3,459	$61,659	$17.82

East Region

Fort Walton Beach et al, FL	2	70	$15.96	45	$615	$13.76	15	$343	$22.36
Jacksonville, FL	1	312	$9.31	250	$1,862	$7.44	52	$949	$18.37
Miami-Fort Lauderdale et al, FL	16	2,026	$15.07	1,131	$11,293	$9.98	756	$17,157	$22.68
Orlando, FL	13	1,652	$15.52	1,039	$12,886	$12.40	435	$10,003	$22.98
Palm Bay-Melbourne et al, FL	3	182	$9.07	102	$587	$5.75	65	$929	$14.25
Palm Coast, FL	1	76	$17.37	53	$739	$13.90	16	$454	$29.25
Port St. Lucie-Fort Pierce, FL	1	50	$10.97	37	$315	$8.51	5	$151	$27.75
Punta Gorda, FL	2	25	$19.03	15	$215	$14.34	7	$194	$29.85
Sarasota-Bradenton-Venice, FL	1	97	$10.72	46	$324	$7.13	41	$605	$14.69
Tampa-St. Petersburg et al, FL	4	920	$13.31	577	$5,620	$9.73	298	$6,039	$20.25

Florida	44	5,411	$14.29	3,296	$34,456	$10.45	1,691	$36,825	$21.78

Atlanta-Sandy Springs et al, GA	14	1,642	$13.38	1,031	$9,951	$9.65	491	$10,413	$21.19
Gainesville, GA	1	28	$13.31	21	$239	$11.31	5	$112	$21.32

Georgia	15	1,670	$13.38	1,052	$10,189	$9.69	497	$10,526	$21.20

Lexington-Fayette, KY	2	304	$13.78	207	$1,844	$8.92	196	$3,715	$18.91
Louisville, KY-IN	1	169	$12.05	73	$628	$8.56	70	$1,102	$15.69

Kentucky	3	473	$13.33	280	$2,472	$8.82	267	$4,817	$18.06

Lewiston-Auburn, ME	1	148	$5.14	96	$441	$4.61	27	$188	$7.05

Maine	1	148	$5.14	96	$441	$4.61	27	$188	$7.05

Charlotte-Gastonia et al, NC-SC	4	319	$17.20	154	$2,099	$13.67	120	$2,612	$21.69
Durham, NC	6	342	$10.94	172	$1,512	$8.78	117	$1,652	$14.11
Raleigh-Cary, NC	13	1,633	$11.57	989	$7,512	$7.59	559	$10,402	$18.59
Southern Pines-Pinehurst, NC	1	250	$8.29	162	$859	$5.31	72	$1,079	$15.02
Wilmington, NC	1	52	$12.28	37	$300	$8.20	16	$342	$21.77

North Carolina	25	2,596	$11.83	1,514	$12,283	$8.11	884	$16,087	$18.19

Hilton Head Island-Beaufort, SC	1	22	$15.35	5	$45	$8.50	15	$269	$17.72

South Carolina	1	22	$15.35	5	$45	$8.50	15	$269	$17.72

Memphis, TN-MS-AR	6	435	$11.16	264	$2,290	$8.68	126	$2,064	$16.33

Tennessee	6	435	$11.16	264	$2,290	$8.68	126	$2,064	$16.33

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 3/31/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Total East Region	95	10,755	$13.28	6,506	$62,176	$9.56	3,507	$70,776	$20.18

Total Retail	308	32,969	$13.24	19,461	$181,490	$9.33	10,273	$212,121	$20.65

Industrial

West Region

San Diego-Carlsbad et al, CA	1	145	$7.09	66	$465	$7.02	1	$11	$12.60

California	1	145	$7.09	66	$465	$7.02	1	$11	$12.60

Total West Region	1	145	$7.09	66	$465	$7.02	1	$11	$12.60

Central Region

Austin-Round Rock, TX	6	427	$10.60	88	$1,106	$12.63	268	$2,663	$9.94
Dallas-Fort Worth-Arlington, TX	16	2,473	$4.76	1,632	$6,799	$4.17	526	$3,462	$6.59
Houston-Baytown-Sugar Land, TX	31	3,663	$5.59	2,676	$13,720	$5.13	664	$4,951	$7.45
San Antonio, TX	3	545	$5.44	324	$1,689	$5.21	167	$986	$5.88

Texas	56	7,107	$5.58	4,719	$23,314	$4.94	1,625	$12,062	$7.42

Total Central Region	56	7,107	$5.58	4,719	$23,314	$4.94	1,625	$12,062	$7.42

East Region

Lakeland, FL	2	768	$4.55	708	$3,220	$4.55	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.30	770	$3,287	$4.27	17	$97	$5.64

Florida	5	1,665	$4.42	1,477	$6,507	$4.41	17	$97	$5.64

Atlanta-Sandy Springs et al, GA	10	1,610	$3.76	1,200	$4,492	$3.74	17	$78	$4.69

Georgia	10	1,610	$3.76	1,200	$4,492	$3.74	17	$78	$4.69

Memphis, TN-MS-AR	3	685	$2.67	576	$1,536	$2.67	2	$8	$4.02

Tennessee	3	685	$2.67	576	$1,536	$2.67	2	$8	$4.02

Richmond, VA	9	861	$4.89	739	$3,575	$4.84	5	$62	$13.33

Virginia	9	861	$4.89	739	$3,575	$4.84	5	$62	$13.33

Total East Region	27	4,820	$4.06	3,992	$16,111	$4.04	40	$244	$6.06

Total Industrial	84	12,072	$5.00	8,778	$39,889	$4.54	1,667	$12,318	$7.39

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list

Weingarten Realty Investors
Property Listing at March 31, 2009

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total
Arizona	25	2,427,226	-	1,191,002	3,618,228
Arkansas	3	357,740	-	-	357,740
California	29	3,847,980	863,693	551,607	5,263,280
Colorado	12	1,209,602	1,031,326	1,414,087	3,655,014
Florida	50	7,162,692	2,370,553	1,340,913	10,868,884
Georgia	23	3,279,275	877,503	716,003	4,872,781
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	609,265	-	122,454	731,719
Louisiana	12	1,203,980	435,491	781,925	2,421,396
Maine	1	148,384	49,461	-	197,845
Missouri	2	229,232	28,317	-	257,549
Nevada	12	2,532,900	-	625,737	3,158,637
New Mexico	6	815,498	-	401,750	1,217,248
North Carolina	26	2,632,967	211,569	742,374	3,586,910
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,191,269	671,047	137,740	2,000,056
Texas	166	17,046,532	5,344,353	3,059,187	25,450,068
Utah	4	306,638	60,772	296,357	663,767
Virginia	9	860,643	1,607,139	-	2,467,782
Washington	5	81,877	327,505	198,220	607,602
Grand Total	407	46,811,247	14,034,246	11,641,956	72,482,170

Total Retail	323	34,389,378	8,748,518	11,641,956	54,774,573

Total Industrial	81	12,140,298	5,285,728	-	17,426,026

Total Other	3	281,571	-	-	281,571

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Retail
Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	65,574	169,142
Raintree Ranch	Ray Road at Price Road, Chandler	Whole Foods +, Golf Galaxy	100.00%		136,230	0	0	136,230
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond, Dollar Tree	100.00%		165,621	0	0	165,621
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.00%		93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +, Family Dollar	100.00%		66,837	0	0	66,837
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		61,060	0	0	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.00%		10,337	0	0	10,337
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +, Ross Dress for Less	100.00%		145,104	0	0	145,104
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,309	0	0	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market +	100.00%		88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Dollar Tree	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot, PetSmart, Walgreens	100.00%		256,093	0	0	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779

Arizona Total:	# of Properties: 22				2,182,235	0	993,642	3,175,877

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626

Arkansas Total:	# of Properties: 3				357,740	0	0	357,740

California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware, Hollywood Video	100.00%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree, Ace Hardware	100.00%		309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Golf Galaxy, Dollar Tree	100.00%		129,753	0	0	129,753
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Target (O.B.O.), Ross Dress for Less	100.00%		124,494	0	124,303	248,797
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +	100.00%		76,497	0	0	76,497

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.00%		93,398	0	0	93,398
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,870	0	0	417,870

California Total:	# of Properties: 26				3,524,740	104,393	457,911	4,087,044

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Barnes & Noble, Ross Dress For Less, Super Target + (O.B.O.), Pier 1 Imports	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	206,586	290,643
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,977	132,566	90,000	360,543
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs	Target (O.B.O.), Pier 1 Imports, The Sports Authority, Bed Bath & Beyond, Petco, Lowe's	41.00%	(1)(3)	110,940	159,646	125,174	395,760
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus	51.00%	(1)(3)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	56,127	153,169

Colorado Total:	# of Properties: 10				1,006,454	746,630	944,587	2,697,669

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Publix +, T.J. Maxx, Home Goods	100.00%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		127,900	0	48,214	176,114
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,572	0	0	161,572
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,719	0	197,631	575,350

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	Ashley Furniture	20.00%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.00%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linens	100.00%		236,170	0	0	236,170
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, PetsMart, Jo Ann Fabrics, Sports Authority, HH Gregg	50.00%	(1)	131,634	131,634	0	263,267
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Ross Dress for Less, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.00%		496,751	0	0	496,751
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.00%		95,208	0	64,627	159,835
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Publix +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite +	100.00%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	30.00%	(1)	29,752	69,420	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	30.00%	(1)	45,616	106,436	0	152,052
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	100.00%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.00%		314,401	0	0	314,401
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	978	2,934	0	3,912
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Sports Authority, DSW, Marshalls, Old Navy, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		308,751	0	185,000	493,751
Pineapple Commons	Us Highway 1 and Britt Rd., Stuart	Best Buy, Ross Dress for Less, PetsMart, Ashley Furniture	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.00%		102,397	0	0	102,397

Florida Total:	# of Properties: 40				5,167,646	2,233,635	783,822	8,185,102

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Petco, Office Max, Books-A-Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross Dress for Less, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	30.00%	(1)	29,566	68,987	0	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Borders, Hobby Lobby	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix +, Wachovia (O.B.O.)	100.00%		68,407	0	0	68,407
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	0	253,448

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	30.00%	(1)	27,776	64,811	0	92,587
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	30.00%	(1)	21,835	50,949	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		196,134	0	174,000	370,134

Georgia Total:	# of Properties: 15				1,669,716	267,092	716,003	2,652,811

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, Petsmart	100.00%		303,566	0	0	303,566

Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716

Kansas Total:	# of Properties: 2				250,855	0	0	250,855

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	TJ Maxx, Michael's, Kroger + (O.B.O)	100.00%		136,262	0	46,044	182,306
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396

Kentucky Total:	# of Properties: 4				609,265	0	122,454	731,719

Louisiana
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Anna's Linens	100.00%		226,102	0	0	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		156,215	0	125,400	281,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	100.00%		0	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million, Citi Trends	7.80%	(1)(3)	34,327	147,100	174,700	356,127
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.00%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		172,068	0	0	172,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stage	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		7,743	0	205,375	213,118
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books-A-Million	100.00%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	46,237	180,417	174,500	401,154

Louisiana Total:	# of Properties: 12				1,203,980	435,491	781,925	2,421,396

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	148,384	49,461	0	197,845

Maine Total:	# of Properties: 1				148,384	49,461	0	197,845

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive	50.00%	(1)(3)	28,317	28,317	0	56,634

Missouri Total:	# of Properties: 2				229,232	28,317	0	257,549

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta, DSW	100.00%		436,814	0	0	436,814
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		338,378	0	0	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertson's +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes , La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.00%		148,713	0	0	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	100.00%		246,478	0	394,271	640,749
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.00%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		214,127	0	0	214,127

Nevada Total:	# of Properties: 12				2,532,900	0	625,737	3,158,637

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Skechers	100.00%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.), Party City	100.00%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +, Dollar Tree	100.00%		63,904	0	0	63,904
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Sunflower Farmer's Market +, Sav-On (CVS), Ross Dress for Less, Office Depot, Hastings, United Artists	100.00%		249,671	0	67,750	317,421

New Mexico Total:	# of Properties: 6				815,498	0	401,750	1,217,248

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,876	0	402,620	444,496
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.00%		134,295	0	0	134,295

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Belk’s	100.00%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%		112,576	0	0	112,576
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raleigh	Lowe's Food + (O.B.O.)	100.00%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.00%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		467,270	0	0	467,270
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.00%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	30.00%	(1)	20,633	48,145	0	68,778

North Carolina Total:	# of Properties: 24				2,544,124	181,955	742,374	3,468,453

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.00%		135,892	0	0	135,892

Oklahoma Total:	# of Properties: 2				171,657	0	0	171,657

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520

Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120

South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	50,087	116,871	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	18,461	43,077	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	30.00%	(1)	23,961	55,910	0	79,871
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		148,581	0	0	148,581

Tennessee Total:	# of Properties: 5				434,944	215,858	0	650,802

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		46,829	0	0	46,829
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Office Depot, Sheplers Western Wear, Talbots	100.00%		159,284	0	0	159,284
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s	100.00%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		296,837	0	0	296,837
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. +, (O.B.O.), Target (O.B.O.), Old Navy, Hobby Lobby	100.00%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.00%		118,233	0	0	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Albertson's +, Home Depot (O.B.O.), Anna’s Linens	100.00%		353,302	0	110,000	463,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,172	63,305	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Vacant	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Cullen at Reed	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, America's Furniture Brands (O.B.O.)	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		56,593	0	0	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Griggs at Cullen	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,097	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,891	146,718	0	172,609
Jacinto City	Market at Baca	Sellers Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	New Orleans Cajun Restaurant	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Little York at E. Hardy	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	Hi-Lo Auto	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,710	344,023	0	404,733
North Triangle	I-45 at F.M. 1960	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		172,479	0	0	172,479
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.00%		147,674	0	0	147,674
Orchard Green	Gulfton at Renwick	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall's /Norchester	Grant at Jones	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap, Barnes & Noble	100.00%		251,989	0	0	251,989
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	0	75,340

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	172,990	74,139	0	247,129
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,695	105,939	0	124,634
Spring Plaza	Hammerly at Campbell	Sellers Bros. +, Family Dollar	15.00%	(1)	8,890	50,376	0	59,266
Steeplechase	Jones Rd. at F.M. 1960	Bealls, 99 Cents Only, Anna's Linens, Goodwill Industries	100.00%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	99 Ranch Market+	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Talbot’s	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.00%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshall’s	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	0	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.00%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Office Max, Conn's	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		179,182	0	0	179,182
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	Target (O.B.O.), H. E. B., T.J. Maxx, Petco, Office Depot, Ross	50.00%	(1)(3)	172,234	172,234	131,909	476,376
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.00%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General	50.00%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Michael’s	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Barnes & Noble, Act III Theatres, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		89,859	0	0	89,859
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,820	0	0	375,820
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total

Texas Total:	# of Properties: 100				9,440,534	3,239,911	2,333,369	15,013,811

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons +, Office Depot, Target (O.B.O.), Petco	100.00%		182,099	0	122,800	304,899

Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Home Depot (O.B.O.)	50.00%	(1)(3)	0	0	132,874	132,874
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,804	107,216	0	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.00%	(1)(3)	21,485	85,938	0	107,423

Washington Total:	# of Properties: 5				81,877	327,505	198,220	607,602

Industrial
Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Besttech Trading USA	20.00%	(1)(3)	145,353	581,413	0	726,766

California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc., JK Transportation	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923

Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Sanderson Industries, Inc.	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Prime Choice Properties	20.00%	(1)(3)	72,092	288,368	0	360,460

Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Kuehne & Nagel	20.00%	(1)(3)	82,028	328,110	0	410,138
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940

Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	Airborne Express, Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., Texas EZ Pawn., Viko Test Lab	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,667	0	0	57,667
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Dave & Busters, B&B Graphics Finishing Services	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	AWC, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	0	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Corvette Warehouse	100.00%		126,984	0	0	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	0	104,975
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain	20.00%	(1)(3)	48,728	194,914	0	243,642
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Select Floors, Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Gulf Draperies	100.00%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.00%		103,602	0	0	103,602
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation, Zermat USA	100.00%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Synergy Cables USA	20.00%	(1)(3)	47,664	190,657	0	238,321
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc., South Texas Bolt & Fitting	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Mesa at U.S. 90	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Railwood Industrial Park	Mesa at U.S. 90	Distribution International SW, Meridian IQ Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90	DSC Logistics, Resource Logistics International	20.00%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc.	100.00%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	BA Research International	100.00%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Alpha Omega Caseworks, Aztec Facility Services, Inc., Sun Line Food & Supply Co.	100.00%		110,641	0	0	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,000	0	0	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, CAS Holdings, Inc.	100.00%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express, Excel Floors	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.00%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Weingarten regional office	100.00%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Gandi Innovations, Wells Fargo Bank	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%		251,385	0	0	251,385

Texas Total:	# of Properties: 54				6,743,183	2,031,576	0	8,774,759

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	FedEx, Owens & Minor	100.00%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	International Paper, Owens & Minor, Techturn, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC	20.00%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix, Sunrise Construction	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		243,782	0	0	243,782
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885

Virginia Total:	# of Properties: 9				860,643	1,607,139	0	2,467,782

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122

Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	0	139,449
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000

Texas Total:	# of Properties: 2				260,449	0	0	260,449

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Total Operating Properties	# of Properties: 382				45,113,307	13,332,265	9,460,751	67,906,317

New Development

Arizona
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.00%	(2)	150,289	0	197,360	347,649
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.00%	(2)	73,580	0	0	73,580

Arizona Total:	# of Properties: 2				223,869	0	197,360	421,229

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	99,771	99,771	93,696	293,238
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	78,116	78,116	0	156,232

California Total:	# of Properties: 2				177,887	177,887	93,696	449,470

Colorado
River Point at Sheridan	Highway 77 and Highway 88, Sheridan		50.00%	(1)(2)(3)	44,246	44,246	327,000	415,493
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	158,902	240,450	142,500	541,852

Colorado Total:	# of Properties: 2				203,148	284,696	469,500	957,345

Florida
Clermont Landing	U.S. 27 & Steve's Road		55.00%	(1)(2)(3)	68,124	55,738	104,175	228,037
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr		70.00%	(1)(2)	3,690	1,582	53,625	53,625
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast		50.00%	(1)(2)(3)	79,598	79,598	179,476	338,671
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando		100.00%	(2)	130,243	0	0	130,243
Phillips Landing	Turkey Lake Rd., Orlando		100.00%	(2)	48,585	0	219,815	268,400

Florida Total:	# of Properties: 5				330,240	136,918	557,091	1,018,976

North Carolina
Surf City Crossing	Highway 17 and Highway 210, Surf City		75.00%	(1)(2)	36,567	12,189	0	48,756
Waterford Village	U.S. Hwy 17 & U.S. Hwy 74/76, Leland		75.00%	(1)(2)	52,276	17,425	0	69,701

North Carolina Total:	# of Properties: 2				88,843	29,614	0	118,457

Tennessee
Ridgeway Trace	Memphis		100.00%	(2)	71,587	0	137,740	209,327

Tennessee Total:	# of Properties: 1				71,587	0	137,740	209,327

Texas
Claywood Industrial Park	Clay at Hollister		100.00%	(2)	432,016	0	0	432,016
Gateway Station	I-35W and McAlister Rd., Burleson		70.00%	(1)(2)	27,272	11,688	0	38,960
Horne Street Market	I-30 & Horne Street, Fort Worth		100.00%	(2)	42,267	0	0	42,267
Market at Nolana	Nolana Ave and 29th St., McAllen		50.00%	(1)(2)(3)	13,222	13,222	203,818	230,261
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission		50.00%	(1)(2)(3)	47,956	47,956	320,000	415,912
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.00%	(1)(2)	0	0	117,000	117,000
The Shoppes at Wilderness Oaks	US Hwy 281 at Wilderness Oaks		100.00%	(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	37,183	0	85,000	122,183
Westover Square	151 and Ingram, San Antonio		66.70%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	2,450	0	0	2,450
Texas Total:	# of Properties: 10				602,366	72,866	725,818	1,401,049

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Utah
300 West Retail Center	Paxton Ave and 400 West St		31.80%	(1)(2)(3)	0	0	0	0

Utah Total:	# of Properties: 1				0	0	0	0

Total New Developments	# of Properties: 25				1,697,940	701,981	2,181,205	4,575,853

Unimproved Land

Arizona

Lon Adams Rd at Tangerine Farms Rd, Marana								464,785

Arizona Total:								464,785

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								139,392
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								448,668

California Total:								588,060

Colorado
Mississippi at Havana, Aurora								418,717

Colorado Total:								418,717

Florida
Young Pines and Curry Ford Rd, Orange County								132,422

Florida Total:								132,422

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,000

Georgia Total:								3,554,000

Louisiana
70th St. at Mansfield Rd., Shreveport								41,704

Louisiana Total:								41,704

Nevada
SWC Highway 215 at Decatur, Las Vegas								1,103,810

Nevada Total:								1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland								362,419
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								576,000
U.S. 15-501 and Bruce Wood Rd, Southern Pines								1,047,000
Highway 17 and Highway 210, Surf City								1,590,811
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,479,317

North Carolina Total:								7,055,547

Texas
Rock Prairie Rd. at Hwy. 6, College Station								3,570,178
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								75,000
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								213,292
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000

Weingarten Realty Investors
Property Listing at March 31, 2009
					Gross Leasable Area
			WRI			Joint	Owned
Center	Location	Anchors	Owned	Foot	WRI	Venture	by
			%	Notes	Owned	Share	Other	Total
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,000
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,656,243
Highway 3 at Highway 1765, Texas City								201,000
FM 2920 and Highway 249, Tomball								363,944

Texas Total:								16,459,397

Total Unimproved Land								29,818,442